DundeeWealth Funds

(the “Trust”)

JOHCM Emerging Markets Opportunities Fund

Institutional Shares - JOEMX

Class I Shares - JOEIX

Class II Shares - JOEAX

JOHCM International Select Fund

Class I Shares - JOHIX

Class II Shares - JOHAX

JOHCM Global Equity Fund

Institutional Shares - JOGIX

Class I Shares - JOGEX

Class II Shares

(the “JOHCM Funds”)

Supplement Dated October 18, 2013 to the Summary Prospectuses, Statutory Prospectus and

Statement of Additional Information of the JOHCM Funds dated February 1, 2013 (as revised March 21,
2013) with respect to the JOHCM Emerging Markets Opportunities Fund and JOHCM International Select
Fund and March 21, 2013 with respect to the JOHCM Global Equity Fund

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ANNOUNCEMENT REGARDING THE JOHCM FUNDS

On October 18, 2013, the shareholders of the JOHCM Funds approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the JOHCM Funds to, and the assumption of all of the liabilities of the JOHCM Funds by, the JOHCM Emerging Markets Opportunities Fund, JOHCM International Select Fund and JOHCM Global Equity Fund, respectively, (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), newly-created series of Advisers Investment Trust, in exchange for the Acquiring Funds’ shares, which will be distributed pro rata by the JOHCM Funds to the holders of their shares in complete liquidation of the JOHCM Funds (the “Reorganization”). It is anticipated that the Reorganization will take place on November 16, 2013.

Please keep this Supplement with your records.